EXHIBIT 10.3

                          SVB FINANCIAL SERVICES, INC.

                        1997 DIRECTORS STOCK OPTION PLAN


         1. PURPOSES.

                  (a) Opportunity to Purchase Stock. The purpose of the Plan is to provide a means by which Directors of the Company and its Affiliates may be given an opportunity to purchase stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are now Non-Employee Directors of the Company and its Affiliates, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

                  (b) Nonstatutory Stock Options. The Company intends that the Options issued under the Plan shall be Nonstatutory Stock Options.

         2.  DEFINITIONS.

         (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) respectively of the Code, whether such corporations are now or are hereafter existing.

         (b)  "Board" means the Board of Directors of the Company.

         (c)  "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the Board of Directors of the Company unless a separate Committee has been appointed by the Board in accordance with Section 3(c) of the Plan.

         (e) "Common Stock" means the common stock of SVB Financial Services, Inc., a New Jersey corporation.

         (f) "Company" means SVB Financial Services, Inc., a corporation of the State of New Jersey.

         (g) "Continuous Status as a Director" means the relationship as member of the Board of Directors is not interrupted or terminated with the Company or any Affiliate. Continuous Status as a Director shall not be considered interrupted in the case of : (1) any sick leave, military leave, or any leave of absence approved by the Committee.

         (h) "Director" means a member of the Board and includes Directors who are officers and Employees of the Company or its Affiliates and Directors that are neither Employees or Officers of the Company or any of its Affiliates.

         (i)  "Disability"  means  permanent and total  disability as defined in
Section 22 (e) (3) of the Code.

         (j) "Non-Employee Director" means a Director who is considered to be a "non-employee director" in accordance with Section (b) (3) (i) of Rule 16b-3,
and  any  other  applicable  rules,   regulations  and  interpretations  of  the
Securities and Exchange Commission.
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         (k)  "Employee"  means any person,  including  officers and  Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of the any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a Share of Common Stock shall be the Closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or exchange with the greatest volume of trading in the Common Stock), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean of the closing bid and the asked prices for the Common Stock on the date of determination (or, if such prices are not reported for such date, such prices as reported on the nearest preceding date), as reported in the Wall Street Journal or such other source as the Committee deems reliable;

                  (iii) If the Fair Market Value is not  determined  pursuant to
(i) or (ii) above, then the Fair Market Value shall be determined in good faith by the Committee.

         (n) "Non-Statutory Stock Option" means an Option not qualifying as an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p)  "Option" means a stock option granted pursuant to the Plan.

         (q) "Option Agreement" means a written agreement between the Company and the Optionee evidencing the conditions of an individual Option grant. The Option Agreement shall be subject to the terms and conditions of the Plan.

         (r) "Optioned Shares" means with respect to any Option the Shares of the Common Stock subject to the Option.

         (s)  "Optionee" means a Director who holds an outstanding Option.

         (t)  "Person" means an individual or an entity.

         (u) "Plan" the SVB Financial Services, Inc. 1997 Directors Stock Option Plan.
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         (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any  successor to Rule 16b-3.

         (w) "Shares" shall mean a Share of Common Stock, as adjusted in accordance with Section 10.

         3.  ADMINISTRATION.

         (a)  Committee.  The Plan shall be administered by the Committee.

         (b) Powers. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan to:

                  (i) determine, in accordance with Section 6 of the Plan, the Fair Market Value per Share of the Common Stock;

                  (ii) determine the terms, provisions, and the forms of Option Agreements and, with the consent of the Optionee, and subject to Section 11, to modify or amend any outstanding Option;

                  (iii) accelerate or defer (with the consent of the Optionee) the date of any outstanding Option;

                  (iv) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option;

                  (v) construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for the administration of the Plan, subject to Section 11; including correcting any defect, omission or inconsistency in the Plan or in any Option Agreement, in any manner and to the extent it shall deem necessary or expedient to make the Plan Fully effective;

                  (vi) effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options and grant in substitution thereof new Options relating to the same numbers of Shares, but having an exercise price per Share consistent with
Section 6(b) at the date of the new Option grant; and

                  (vii)  make  all  other  determination   deemed  necessary  or
advisable for the administration of the Plan.

         (c) Committee. The Board may appoint a committee composed of not fewer than two (2) members of the Board to serve in its place with respect to the Plan. All of the members of such Committee shall be Non- Employee Directors, if required under Section 3(d). From time to time, the Board may increase the size of the Committee and appoint such additional members, remove members (with or without cause) and substitute new members of the committee, fill vacancies, (however caused) and remove members of the committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing plans intended to qualify as a discretionary plan under Rule 16b-3.

         (d) Exchange Act Registration. Any requirement that an administrator of the Plan be a Non-Employee Director shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

         4.  GRANT OF OPTIONS AND SHARES SUBJECT TO PLAN.

         (a) Upon the Effective Date of the Plan as set forth in Section 13 hereof, each Non-Employee Director as of December 31, 1996 shall be granted an Option to purchase 3,900 Shares of the Common Stock at Fair Market Value on said Effective Date.

         (b) Number of Shares. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options is 54,600 Shares of the Company's Common Stock. If any Option shall for any reason expire or otherwise terminate without having been exercised in full, the Optioned Shares not purchased under such Option shall not become available for future issuance under the Plan.

         (c) Stock Subject to Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

         5.  ELIGIBILITY.

         (a) Directors Eligible. Nonstatutory Stock Options shall be granted to each of the Non-Employee Directors upon the Effective Date of the Plan as set forth in Section 13 hereof immediately following adoption of the Plan by the Board and approval thereof by the stockholders as provided in Section 13 hereafter.

         (b) Directors. A Director shall be eligible for the benefits of the Plan only if he/she is a Non-Employee Director.

         6.  OPTION PROVISIONS.

         Each Option Agreement shall be in such form and contain such terms and conditions as the Committee shall deem appropriate. In the event that any provision of the Option Agreement and the Plan conflict, the provisions of the Plan shall control. The provisions of separate Options need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

         (a) Term. No Option shall be  exercisable  after the expiration of five
(5) years from the date it was granted and the term of each Option shall be stated in the Option Agreement.

         (b) Price. The exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Stock Option shall not be less than the par value of the Optioned Shares on the date the Option was exercised.

         (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either in cash or check.

         (d) Exercise. Subject to 9(f), an Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company by cash or check. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company by cash or check, amounts necessary to satisfy applicable federal, state or local tax withholding requirements.

         (e) Non-Transferability. A Directors Stock Option shall not be transferrable except: (i) by will or by laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Act, as amended ("ERISA), or the rules thereunder (a "QDRO") and shall be exercisable during the lifetime of the Optionee only by such person or any transferee pursuant to a QDRO; or (ii) without payment of consideration, to immediate family members (i.e. spouses, children and grandchildren) of the Optionee or to a trust for the benefit of such family members, or partnership whose only partners are such family members.

         (f) Securities Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under Section 6 (f), as a condition of exercising such Option, (i) to give written assurances satisfactory to the Compnay as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone, or together with the purchaser representative, the merits and risks of exercising the Option;
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with the present intention of selling or otherwise distributing the stock; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Option has been registered under a then effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, or
(ii) as to any such requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the applicable securities laws. The Company may, upon advice of Counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary and appropriate in order to comply with applicable securities laws, including but not limited to, legends restricting the transfer of the stock, and may enter stop-transfer orders against the transfer of the Shares of Common Stock issued upon the exercise of an Option. The Company has no obligation to undertake registration of Options or the Shares of Common Stock issued upon the exercise of an Option.

         (g) Termination of Service. In the event an Optionee's Continuous Status a Director terminates (other than by the Optionee's death or disability), the Optionee may exercise his or her Option but only prior to the (i) expiration of three (3) months after the date of such termination and (ii) expiration of the term of the Option as set forth in the Option Agreement, and only to the extent that the Optionee was entitled to exercise it at the date of such termination. If after termination, the Optionee does not fully exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (h) Disability of Optionee. In the event that an Optionee's Continuous Status as a Director terminates as a result of the Optionee's Disability, the Optionee or his or her personal representative may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, after such termination, the Optionee does not fully exercise his or her Option within the time period specified herein, then the Option shall terminate.

         (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised , at any time within twelve (12) months following the date of death (or such longer or shorter time as may be specified in the Option Agreement) but in no event later than the expiration date of the Option as set forth in the Option agreement, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option as of the date of his or her death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option, does not fully exercise the Option within the time period specified herein, then the Option shall terminate.

         7.  COVENANTS OF THE COMPANY.

         (a) Reserves. During the term of the Options, the Company shall keep available at all times and shall reserve the number of Shares required to satisfy such Options upon exercise.

         (b) Regulatory Approvals. The Company shall seek and obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options;
provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan or any Option or any Shares issued or issuable pursuant to such Options. If, after reasonable efforts, the Company is unable to obtain from such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of the Shares under the Plan, the Company shall be relieved from any liability for failure to issue or sell Shares upon exercise of such Options unless and until authority is obtained.

         8.  USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of the stock pursuant to Options shall constitute general funds of the Company.

         9.  MISCELLANEOUS.

         (a) No Rights as Shareholder. Neither an Optionee nor any person to whom an Option is transferred under Section 6(f) shall be deemed to be the holder of or to have any of the rights of a holder with respect to, any Shares subject to such Option including, but not limited to, rights to vote or to receive dividends unless and until such person has satisfied all requirements for the exercise of the Option according to its terms, the certificates evidencing such Shares have been issued and such person has become the record owner of such Shares.

         (b) No Right To Continue as Director. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Director or Optionee any right to continue in the employ of the Company, or any Affiliate, or to continue to serve as a member of the Board of Directors of the Company or any Affiliate or shall affect the right of the Company or any Affiliate to terminate the employment or the relationship of any Director, Employee, Officer or Optionee with or without cause.

         (c) Date of Grant. Once Shareholder approval of the Plan has been obtained, the date of grant of an Option shall, for all purposes, be the date on which the Shareholder approval of the Plan was obtained. Notice shall be given to each Optionee within a reasonable time after the date of such grant.

         (d) Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Option Agreement. To the extent any provision of the Plan or action by the Committee fails to comply, it shall not apply to such persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (e) Conditions Upon Exercise of Options. Notwithstanding any other provisions, Shares shall not be issued and Options shall not be exercised unless the exercise of such Option and the Issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (f) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when it is received. Any written notice to Optionee required by the Plan shall be addressed to the Optionee at the address on file for the Optionee with the Company and shall become effective 3 days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight delivery service.

         10.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) Changes in Capitalization. Subject to any required action by the Shareholders of the Company, the maximum number of Shares of Common Stock subject to the Plan, the number of Shares of Common Stock covered by each outstanding Option and the number of Shares of Common Stock that have been authorized for issuance under the Plan but have been returned to the plan upon cancellation or expiration of an option, as well as the price per Share of Common Stock shall be proportionally adjusted for any increase or decrease in the number of issued Shares of the Common Stock, resulting from a stock split, stock dividend, combination or reclassification of Shares of Common Stock effected without consideration by the Compnay; provided, however that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Optioned Shares.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable.

         (c) Merger or Asset Sale. Subject to Section 10 (b), in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, restructure, reorganization or consolidation of the Company with or into another entity or entities in which the Shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their Shares of Common Stock, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor entity or an Affiliate of such successor entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Optioned Shares, including Shares as to which the Option would not otherwise be vested. If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, restructure, reorganization, consolidation or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the notice, and the Option will terminate upon the expiration of such period. For the purposes of this Section, the Option shall be considered to be assumed if following the merger, restructure, reorganization, consolidation or sale of assets, the Option confers the right to purchase, for each Optioned Share immediately prior to the merger, restructure, reorganization, consolidation or sale of assets, the consideration (whether in stock, cash,or other securities or property) received in the merger or sale of asset by holders of Common Stock for each Share of Common Stock for each Share of Common Stock held on the effective date of the consummation of the transaction (and if holders were offered a choice of consideration, the type of consideration, the type of Common Stock); provided, however, that if such consideration received in the solely common equity of the successor entity or its Affiliates, the Committee may, with the consent of the successor entity the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely Common Stock of the successor entity or its Affiliates equal Common Stock in the merger, restructure, reorganization, consolidation or sale of assets.

         11.  AMENDMENT OF THE PLAN.

         (a) Amendments by the Committee. The Committee at any time, from time to time, may amend the Plan, provided, however, that if required by Rule 16b-3, no amendment shall be made more than once every six months, other than to comport with the changes in the Code, ERISA or the rules and regulations promulgated thereunder.

         (b) Compliance with the Code and Rule 16b-3. It is expressly contemplated that the Committee may amend the Plan in any respect the Committee deems necessary or advisable to bring the Plan and the Options granted hereunder into compliance with the Code and Rule 16b-3.

         (c) Shareholder Approval. Notwithstanding anything to the contrary, the Company shall obtain Shareholder approval of any Plan amendment to the extent necessary or desirable to comply with Rule 16b-3 or with the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements o any exchange or quotation system on which the Common Stock may be listed or quoted). Such Shareholder approval, if required, shall be obtained in such manner and to such degree as is required by the applicable law, rule or regulation.

         (d) Rights and Obligations Granted Prior to Amendments. Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionee or his or her successor and (ii) such person consents in writing.

         12.  TERMINATION OR SUSPENSION OF THE PLAN.

         (a) Termination Date. The Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate within ten (10) years of the date the Plan is adopted by, the Board of Directors or approved by Shareholders of the Company which ever date is earlier. No Options may be granted under the Plan while it is suspended or after it is terminated.

         (b) Alteration of Existing Rights. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by the suspension or termination of the Plan except with the consent of the Optionee or his or her successor.

         13.  EFFECTIVE DATE OF PLAN AND GRANT OF OPTIONS.

         The Plan and the Options granted hereunder shall become effective as of the date of approval of the Plan in compliance with Section 14 of the Act by the affirmative votes of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the 1997 Annual meeting of the Shareholders duly held in accordance with the applicable laws of the State of New Jersey.